EXHIBIT 10.5

FMS REQ’T ARMS

EXPORT CONTROL

ACT CASE: IQ-D-QBT

AWARD / CONTRACT	1. THIS CONTRACT IS A RATED ORDER	RATING	PAGE of PAGES
UNDER DPAS (15 CFR 350)	¾	DO-C9	1	37
2. CONTRACT (PROC. INST. IDENT.) NO. FA8630-18-C-5003	3. EFFECTIVE DATE 31 JAN 2018	4. REQUISITION / PURCHASE REQUEST / PROJECT NO. See Section G
5. ISSUED BY AFLCMC/WFK	CODE	FA8630	6. ADMINISTERED BY (IF OTHER THAN ITEM 5)	CODE	FA8630
AFLCMC/WFK AREA A BLDG 209 5454 BUCKNER ROAD WRIGHT-PATTERSON AFB OH 45433-5337 PATRICIA L. MILLER 937 656-1326 patricia.miller.8@us.af.mil	AFLCMC/WFK AREA A BLDG 209 5454 BUCKNER ROAD WRIGHT-PATTERSON AFB OH 45433-5337 SCD: C PAS: (NONE)
7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)	8. DELIVERY ☐ FOB Origin ☒ Other (see below)
SALLYPORT GLOBAL HOLDINGS INC.
11921 FREEDOM DR STE 1000	9. DISCOUNT FOR PROMPT PAYMENT
RESTON VA 20190-5636 (571) 353-2808	N

10. SUBMIT INVOICES	ITEM
(4 COPIES UNLESS OTHERWISE
SPECIFIED) TO	See Block
CAGE CODE 3X4Q9	FACILITY CODE	THE ADDRESS SHOWN IN ¾	12
11. SHIP TO / MARK FOR	CODE	12. PAYMENT WILL BE MADE BY	CODE	HQ0490
See Section F	DFAS INDIANAPOLIS GFEBS
ARMY ACCOUNT
8899 EAST 56TH STREET
DEPT.3800
INDIANAPOLIS IN 46249-3800
EFT: T
13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION	14. ACCOUNTING AND APPROPRIATION DATA
10 U.S.C. 2304(c)(4)	See Section G
15A. ITEM NO	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
See Section B
15G. TOTAL AMOUNT OF CONTRACT ¾	$400,000,000.00
16. Table of Contents
SEC	DESCRIPTION	PAGE(S)	SEC	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE	PART II - CONTRACT CLAUSES
Ö	A	SOLICITATION/CONTRACT FORM	1	Ö	I	CONTRACT CLAUSES	14
Ö	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2	PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
Ö	C	DESCRIPTION/SPECS./WORK STATEMENT	6	Ö	J	LIST OF ATTACHMENTS	37
Ö	D	PACKAGING AND MARKING	7	PART IV - REPRESENTATIONS AND INSTRUCTIONS
Ö	E	INSPECTION AND ACCEPTANCE	8	K	REPRESENTATIONS, CERTIFICATIONS OTHER STATEMENTS OF OFFERORS
Ö	F	DELIVERIES OR PERFORMANCE	9
Ö	G	CONTRACT ADMINISTRATION DATA	10	L	INSTRS., CONDS., AND NOTICES TO
Ö	H	SPECIAL CONTRACT REQUIREMENTS	13	M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.                        ☒     Contractor’s Negotiated Agreement

(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:      (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.    ☐     Award (Contractor is not required to sign this document).

Your offer on solicitation number      including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)	20A. NAME OF CONTRACTING OFFICER
PAUL HANNAN, DIRECTOR OF CONTRACTS	NICHOLAS R. SHERER
19B. Name of Contractor	19C. Date Signed	20B. United States of America	20C. Date Signed
30 JAN 2018
by /s/ Paul Hannan	1/30/18	by /s/ Nicholas R. Sherer
(signature of person authorized to sign)	(signature of Contracting Officer)

NSN 7540-01-152-8069	STANDARD FORM 26 (Rev 4-85)
Previous Editions unusable	Prescribed by GSA FAR (48 CFR) 53.214(a)
ConWrite Version 6.15.4	Created 30 Jan 2018 12:49 PM

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0101
[**]
	Noun:	BBS MANAGEMENT & STAFF SUPPORT
	ACRN:	AA
	PR/MIPR:	F4FTBS7229B101	[**]
	PSC:	R499
	Contract type:	U—COST PLUS FIXED FEE
	Start Date:	31 JAN 2018
	Completion Date:	30 JAN 2019
Descriptive Data:
he Contractor shall provide BBS Management and Staff Support at Balad AB in accordance with Section J, Attachment 1 Performance Work Statement (PWS) and related performance documents incorporated in the PWS of this Contract.

FMS Requirements Arms Export Control Act. Case: IQ-D-QBT

0102
[**]
	Noun:	BBS SECURITY
	ACRN:	AA
	PR/MIPR:	F4FTBS7229B101	[**]
	PSC:	R499
	Contract type:	U—COST PLUS FIXED FEE
	Start Date:	31 JAN 2018
	Completion Date:	30 JAN 2019
Descriptive Data:
The Contractor shall provide Security at Balad AB in accordance with Section J, Attachment 1 Performance Work Statement (PWS) and related performance documents incorporated in the PWS of this Contract.

FMS Requirements Arms Export Control Act. Case: IQ-D-QBT

0103
[**]
	Noun:	BBS MISSION SUPPORT
	ACRN:	AA
	PR/MIPR:	F4FTBS7229B101	[**]
	PSC:	R499
	Contract type:	U—COST PLUS FIXED FEE
	Start Date:	31 JAN 2018
	Completion Date:	30 JAN 2019
Descriptive Data:
The Contractor shall provide Balad Mission Support at Balad AB in accordance with Section J, Attachment 1 Performance Work Statement (PWS) and related performance documents incorporated in the PWS of this Contract.

FMS Requirements Arms Export Control Act. Case: IQ-D-QBT

[**]

Portions of this agreement were omitted and a complete copy of this agreement has been provided separately to the Securities and Exchange Commission pursuant to the company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SECTION B FA8630-18-C-5003

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0104
[**]
	Noun:	BBS AIR OPS
	ACRN:	AA
	PR/MIPR:	F4FTBS7229B101	[**]
	PSC:	R499
	Contract type:	U—COST PLUS FIXED FEE
	Start Date:	31 JAN 2018
	Completion Date:	30 JAN 2019
Descriptive Data:
The Contractor shall provide Air Operations at Balad AB in accordance with Section J, Attachment 1 Performance Work Statement (PWS) and related performance documents incorporated in the PWS of this Contract.

FMS Requirements Arms Export Control Act. Case: IQ-D-QBT

0105
[**]
	Noun:	BBS MEDICAL GROUP
	ACRN:	AA
	PR/MIPR:	F4FTBS7229B101	[**]
	PSC:	S216
	Contract type:	U—COST PLUS FIXED FEE
	Start Date:	31 JAN 2018
	Completion Date:	30 JAN 2019
Descriptive Data:
The Contractor shall provide Medical Group Support at Balad AB in accordance with Section J, Attachment 1 Performance Work Statement (PWS) and related performance documents incorporated in the PWS of this Contract.

FMS Requirements Arms Export Control Act. Case: IQ-D-QBT

0106
[**]
	Noun:	BBS PETROLEUM, OIL AND LUBRICANT (POL)
	ACRN:	AA
	PR/MIPR:	F4FTBS7229B101	[**]
	PSC:	S216
	Contract type:	U—COST PLUS FIXED FEE
	Start Date:	31 JAN 2018
	Completion Date:	30 JAN 2019
Descriptive Data:
The Contractor shall provide Petroleum, Oil and Lubricant (POL) at Balad AB in accordance with Section J, Attachment 1 Performance Work Statement (PWS) and related performance documents incorporated in the PWS of this Contract.

FMS Requirements Arms Export Control Act. Case: IQ-D-QBT

[**]

Portions of this agreement were omitted and a complete copy of this agreement has been provided separately to the Securities and Exchange Commission pursuant to the company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SECTION B FA8630-18-C-5003

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0107	RESERVED CLIN (service)

	Noun:	BBS EMERGENCY SERVICES
	PSC:	S216
Descriptive Data:
The Contractor shall provide Emergency Services at Balad AB in accordance with Section J, Attachment 1 Performance Work Statement (PWS) and related performance documents incorporated in the PWS of this Contract.

FMS Requirements Arms Export Control Act. Case: IQ-D-QBT

0108	RESERVED CLIN (service)

	Noun:	BBS DEMOBILIZATION
	PSC:	S216
Descriptive Data:
The Contractor shall provide Demobilization at Balad AB in accordance with Section J, Attachment 1 Performance Work Statement (PWS) and related performance documents incorporated in the PWS of this Contract.

FMS Requirements Arms Export Control Act. Case: IQ-D-QBT

0109
[**]
	Noun:	BBS PATROL, TACTICAL AND TRANSPORT VEHICLES
	ACRN:	AA
	PR/MIPR:	F4FTBS7229B101	[**]
	PSC:	S216
	Contract type:	U—COST PLUS FIXED FEE
	Start Date:	31 JAN 2018
	Completion Date:	30 JAN 2019
Descriptive Data:
The Contractor shall provide the Patrol, Tactical and Transport Vehicles at Balad AB in accordance with Section J, Attachment 2 Balad Vehicle Requirements Listing.

FMS Requirements Arms Export Control Act. Case: IQ-D-QBT

0110	RESERVED CLIN (service)

	Noun:	BBS OVER AND ABOVE
	PSC:	S216
Descriptive Data:
Over & Above CLIN to include within scope activities in accordance with DFARS 252.217-7028.

FMS Requirements Arms Export Control Act. Case: IQ-D-QBT

[**]

Portions of this agreement were omitted and a complete copy of this agreement has been provided separately to the Securities and Exchange Commission pursuant to the company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SECTION B FA8630-18-C-5003

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

NO CLAUSES OR PROVISIONS IN THIS SECTION

SECTION B FA8630-18-C-5003

PART I - THE SCHEDULE

SECTION C - DESCRIPTION/SPECS./WORK STATEMENT

NO CLAUSES OR PROVISIONS IN THIS SECTION

SECTION C FA8630-18-C-5003

PART I - THE SCHEDULE

SECTION D - PACKAGING AND MARKING

NO CLAUSES OR PROVISIONS IN THIS SECTION

SECTION D FA8630-18-C-5003

PART I - THE SCHEDULE

SECTION E - INSPECTION AND ACCEPTANCE

NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.246-04	INSPECTION OF SERVICES—FIXED-PRICE (AUG 1996)
52.246-05	INSPECTION OF SERVICES—COST-REIMBURSEMENT (APR 1984)

SECTION E FA8630-18-C-5003

PART I - THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.211-17	DELIVERY OF EXCESS QUANTITIES (SEP 1989)
Applies to Firm-Fixed-Price CLIN(s) only.
52.242-15	STOP-WORK ORDER (AUG 1989)
Applies to Firm-Fixed-Price CLIN(s) only.
52.242-15	STOP-WORK ORDER (AUG 1989)—ALTERNATE I (APR 1984)
52.242-17	GOVERNMENT DELAY OF WORK (APR 1984)
Applies to Firm-Fixed-Price CLIN(s) only.
52.247-29	F.O.B. ORIGIN (FEB 2006)
52.247-65	F.O.B. ORIGIN, PREPAID FREIGHT—SMALL PACKAGE SHIPMENTS (JAN 1991)

SECTION F FA8630-18-C-5003

PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data			Obligation Amount
AA				$196,000,000.00
9711 X8242 0002 4FX 47WK CQBTIQ 20M0U2 57900 021000 503000 F03000
	Funding breakdown:	On CLIN 0101:	[**]
		On CLIN 0102:	[**]
		On CLIN 0103:	[**]
		On CLIN 0104:	[**]
		On CLIN 0105:	[**]
		On CLIN 0106:	[**]
		On CLIN 0109:	[**]
	PR/MIPR:	F4FTBS7229B101	$196,000,000.00

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

A.    DEFENSE FAR SUPP CONTRACT CLAUSES IN FULL TEXT

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (MAY 2013)

(a) Definitions. As used in this clause—

“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.

“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.

(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall—

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.acquisition.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/

(e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol.

[**]

Portions of this agreement were omitted and a complete copy of this agreement has been provided separately to the Securities and Exchange Commission pursuant to the company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SECTION G FA8630-18-C-5003

PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:

(1) Document type. The Contractor shall use the following document type(s). Contractor format invoice.

Note: If a “Combo” document type is identified but not supportable by the Contractor’s business systems, an “Invoice” (stand-alone) and “Receiving Report” (stand-alone) document type may be used instead.)

(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.

TBD

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*

Field Name in WAWF                        Data to be entered in WAWF

Pay Official DoDAAC HQ0490

Issue By DoDAAC FA8630

Admin DoDAAC FA8630

Inspect By DoDAAC FA8630

Ship To Code TBD

Ship From Code TBD

Mark For Code TBD

Service Approver (DoDAAC) FA8630

Service Acceptor (DoDAAC) FA8630

Accept at Other DoDAAC N/A

LPO DoDAAC TBD

DCAA Auditor DoDAAC HAA721

Other DoDAAC(s) TBD

(*	Contracting Officer: Insert applicable DoDAAC information or “See schedule” if multiple ship to/acceptance locations apply, or “Not applicable.”)

(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the work performed or supplies delivered, unit price/cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in DFARS Appendix F, (e.g. timesheets) in support of each payment request.

(5) WAWF email notifications. The Contractor shall enter the e-mail address identified below in the “Send Additional Email Notifications” field of WAWF once a document is submitted in the system.

Contracting Officer: Nicholas.Sherer@us.af.mil

Contract Administrator: Patricia.Miller.8@us.af.mil

(g) WAWF point of contact.

(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.

Contracting Officer: Nicholas. Sherer@us.af.mil

Contract Administrator: Patricia.Miller.8@us.af.mil

Security Assistance Program Manager: Christine Bahry, christine.bahry.1@us.af.mil

(2) For technical WAWF help, contact the WAWF helpdesk at 866-618-5988.

SECTION G FA8630-18-C-5003

PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

B.    OTHER CONTRACT CLAUSES IN FULL TEXT

252.204-0001 LINE ITEM SPECIFIC: SINGLE FUNDING (SEP 2009)

The payment office shall make payment using the ACRN funding of the line item being billed.

G001 ACCOUNTING AND APPROPRIATION DATA (FEB 1997) (TAILORED)

Sallyport Global Holdings Inc

[**]

[**]

[**]

[**]

Address: 100 33rd St. West, New York City

State/Zip Code: NY 10001

Kaseman, LLC

[**]

[**]

[**]

[**]

State/Zip Code: VA 23228

Address:8001 Villa Park Drive

001 ACCOUNTING AND APPROPRIATION DATA (FEB 1997)

Sallyport Global Holdings Inc

[**]

[**]

[**]

[**]

State/Zip Code: NY 10001

Address: 100 33rd St. West

Kaseman, LLC

[**]

[**]

[**]

[**]

Address:8001 Villa Park Drive, Henrico

State/Zip Code: VA 23228

[**]

Portions of this agreement were omitted and a complete copy of this agreement has been provided separately to the Securities and Exchange Commission pursuant to the company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SECTION G FA8630-18-C-5003

PART I - THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

NO CLAUSES OR PROVISIONS IN THIS SECTION

SECTION H FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

Contract Clauses in this section are from the FAR, Defense FAR Sup, Air Force FAR Sup, and the Air Force Materiel Command FAR Sup, and are current through the following updates:

Database_Version: 6.15.x1100; Issued: 10/27/2017; FAR: FAC 2005-95; DFAR: DPN20161222; DL.: DL 98-021; Class Deviations: CD 2017-O0002; AFFAR: 2002 Edition; AFAC: AFAC 2017-1003; IPN: 98-009

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A.    FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.202-01	DEFINITIONS (NOV 2013)

52.203-03	GRATUITIES (APR 1984)

52.203-05	COVENANT AGAINST CONTINGENT FEES (MAY 2014)

52.203-06	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (SEP 2006)

52.203-07	ANTI-KICKBACK PROCEDURES (MAY 2014)

52.203-08	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (MAY 2014)

52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (MAY 2014)

52.203-13	CONTRACTOR CODE OF BUSINESS ETHICS AND CONDUCT (OCT 2015)

52.203-17	CONTRACTOR EMPLOYEE WHISTLEBLOWER RIGHTS AND REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS (APR 2014)

52.203-19	PROHIBITION ON REQUIRING CERTAIN INTERNAL CONFIDENTIALITY AGREEMENTS OR STATEMENTS (JAN 2017)

52.204-04	PRINTED OR COPIED DOUBLE-SIDED ON POSTCONSUMER FIBER CONTENT PAPER (MAY 2011)

52.204-10	REPORTING EXECUTIVE COMPENSATION AND FIRST-TIER SUBCONTRACT AWARDS (OCT 2016)

52.204-12	UNIQUE ENTITY IDENTIFIER MAINTENANCE (OCT 2016)

52.204-13	SYSTEM FOR AWARD MANAGEMENT MAINTENANCE (OCT 2016)

52.204-14	SERVICE CONTRACT REPORTING REQUIREMENTS (OCT 2016)

52.204-18	COMMERCIAL AND GOVERNMENT ENTITY CODE MAINTENANCE (JUL 2016)

52.204-19	INCORPORATION BY REFERENCE OF REPRESENTATIONS AND CERTIFICATIONS (DEC 2014)

52.204-21	BASIC SAFEGUARDING OF COVERED CONTRACTOR INFORMATION SYSTEMS (JUN 2016)

52.209-06	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (OCT 2015)

52.209-10	PROHIBITION ON CONTRACTING WITH INVERTED DOMESTIC CORPORATIONS (NOV 2015)

52.215-02	AUDIT AND RECORDS—NEGOTIATION (OCT 2010)

52.215-08	ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT (OCT 1997)

52.215-23	LIMITATIONS ON PASS-THROUGH CHARGES (OCT 2009)

52.215-23	LIMITATIONS ON PASS-THROUGH CHARGES (OCT 2009)—ALTERNATE I (OCT 2009)

52.216-07	ALLOWABLE COST AND PAYMENT (JUN 2013)

52.216-26	PAYMENTS OF ALLOWABLE COSTS BEFORE DEFINITIZATION (DEC 2002)

52.217-08	OPTION TO EXTEND SERVICES (NOV 1999) Period of time. ‘30 days before the contract expires,’

52.222-19	CHILD LABOR—COOPERATION WITH AUTHORITIES AND REMEDIES (OCT 2016)

52.222-21	PROHIBITION OF SEGREGATED FACILITIES (APR 2015)

52.222-26	EQUAL OPPORTUNITY (SEP 2016)

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

52.222-29	NOTIFICATION OF VISA DENIAL (APR 2015)

52.222-35	EQUAL OPPORTUNITY FOR VETERANS (OCT 2015)

52.222-37	EMPLOYMENT REPORTS ON VETERANS (FEB 2016)

52.222-50	COMBATING TRAFFICKING IN PERSONS (MAR 2015)

52.222-56	CERTIFICATION REGARDING TRAFFICKING IN PERSONS COMPLIANCE PLAN (MAR 2015)

52.222-59	COMPLIANCE WITH LABOR LAWS (EXECUTIVE ORDER 13673) (DEC 2016)

52.222-60	PAYCHECK TRANSPARENCY (EXECUTIVE ORDER 13673) (OCT 2016)

52.223-02	AFFIRMATIVE PROCUREMENT OF BIOBASED PRODUCTS UNDER SERVICE AND CONSTRUCTION CONTRACTS (SEP 2013)

52.223-18	ENCOURAGING CONTRACTOR POLICIES TO BAN TEXT MESSAGING WHILE DRIVING (AUG 2011)

52.225-03	BUY AMERICAN—FREE TRADE AGREEMENTS—ISRAELI TRADE ACT (MAY 2014)

52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUN 2008)

52.227-21	TECHNICAL DATA DECLARATION, REVISION, AND WITHHOLDING OF PAYMENT—MAJOR SYSTEMS (MAY 2014)

52.228-03	WORKERS’ COMPENSATION INSURANCE (DEFENSE BASE ACT) (JUL 2014)

52.228-07	INSURANCE—LIABILITY TO THIRD PERSONS (MAR 1996)

52.229-06	TAXES—FOREIGN FIXED-PRICE CONTRACTS (FEB 2013)

52.229-08	TAXES—FOREIGN COST-REIMBURSEMENT CONTRACTS (MAR 1990) Para (a), Name of foreign government is ‘The Republic of Iraq’ Para (a), Name of country is ‘Iraq’

52.230-06	ADMINISTRATION OF COST ACCOUNTING STANDARDS (JUN 2010)

52.232-01	PAYMENTS (APR 1984) Applies to Firm-Fixed-Price CLIN(s) only.

52.232-17	INTEREST (MAY 2014)

52.232-23	ASSIGNMENT OF CLAIMS (MAY 2014)

52.232-25	PROMPT PAYMENT (JAN 2017)

52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER—SYSTEM FOR AWARD MANAGEMENT (JUL 2013)

52.232-39	UNENFORCEABILITY OF UNAUTHORIZED OBLIGATIONS (JUN 2013)

52.233-01	DISPUTES (MAY 2014)

52.233-03	PROTEST AFTER AWARD (AUG 1996) Applies to Firm-Fixed-Price CLIN(s) only.

52.233-03	PROTEST AFTER AWARD (AUG 1996)—ALTERNATE I (JUN 1985)

52.233-04	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM (OCT 2004)

52.242-01	NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)

52.242-03	PENALTIES FOR UNALLOWABLE COSTS (MAY 2014)

52.242-04	CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)

52.242-13	BANKRUPTCY (JUL 1995)

52.243-02	CHANGES—COST-REIMBURSEMENT (AUG 1987)—ALTERNATE I (APR 1984)

52.243-04	CHANGES (JUN 2007)

52.243-07	NOTIFICATION OF CHANGES (JAN 2017) Para (b), Number of calendar days is (insert 30 for RDSS/C) ‘30 days’ Para (d), Number of calendar days is (insert 30 for RDSS/C) ‘30 days’

52.244-02	SUBCONTRACTS (OCT 2010) Para (d), approval required on subcontracts: ‘All subcontracts exceeding $750,000.00.’ Para (j), Insert subcontracts evaluated during negotiations. ‘N/A’

52.244-02

SUBCONTRACTS (OCT 2010)—ALTERNATE I (JUN 2007)

Para (d), Contractor shall obtain the Contracting Officer’s written consent before placing the following subcontracts: ‘All subcontracts exceeding $750,000.00.’

Para (j), the following subcontracts which were evaluated during negotiations: ‘N/A’

52.244-06	SUBCONTRACTS FOR COMMERCIAL ITEMS (JAN 2017)

52.245-01	GOVERNMENT PROPERTY (JAN 2017)

52.245-09	USE AND CHARGES (APR 2012)

52.246-25	LIMITATION OF LIABILITY—SERVICES (FEB 1997)

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

52.247-01	COMMERCIAL BILL OF LADING NOTATIONS (FEB 2006)

52.249-02	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE) (APR 2012)

52.249-04	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (SERVICES) (SHORT FORM) (APR 1984) Applies to Firm-Fixed-Price CLIN(s) only.

52.249-06	TERMINATION (COST-REIMBURSEMENT) (MAY 2004)

52.249-06	TERMINATION (COST-REIMBURSEMENT) (MAY 2004)—ALTERNATE V (SEP 1996)

52.249-08	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (APR 1984)

52.249-14	EXCUSABLE DELAYS (APR 1984)

52.253-01	COMPUTER GENERATED FORMS (JAN 1991)

B.    DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.201-7000	CONTRACTING OFFICER’S REPRESENTATIVE (DEC 1991)

252.203-7000	REQUIREMENTS RELATING TO COMPENSATION OF FORMER DOD OFFICIALS (SEP 2011)

252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-RELATED FELONIES (DEC 2008)

252.203-7002	REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS (SEP 2013)

252.203-7004	DISPLAY OF HOTLINE POSTERS (OCT 2016)

252.204-7000	DISCLOSURE OF INFORMATION (OCT 2016)

252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)

252.204-7014	LIMITATIONS ON THE USE OR DISCLOSURE OF INFORMATION BY LITIGATION SUPPORT CONTRACTORS (MAY 2016)

252.204-7015	NOTICE OF AUTHORIZED DISCLOSURE OF INFORMATION TO LITIGATION SUPPORT (MAY 2016)

252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC 1991)

252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A COUNTRY THAT IS A STATE SPONSOR OF TERRORISM (OCT 2015)

252.211-7003	ITEM UNIQUE IDENTIFICATION AND VALUATION (MAR 2016)
Para (c)(1)(i). Insert Contract Line, Subline, or Exhibit Line Item Number and Item Description or n/a. ‘N/A’
Para (c)(1)(ii). Identify Contract Line, Subline, or Exhibit Line Item Nr and Item Description. If items are identified in the Schedule, insert “See Schedule” ‘N/A’
Para (c)(1)(iii). Attachment Nr. ‘11’
Para (c)(1)(iv). Attachment Nr. ‘11’
Para (f)(2)(iii). Line item number or n/a. ‘Attachment 3’

252.211-7007	REPORTING OF GOVERNMENT-FURNISHED PROPERTY (AUG 2012)

252.215-7000	PRICING ADJUSTMENTS (DEC 2012)

252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS (DEC 2012)

252.217-7027	CONTRACT DEFINITIZATION (DEC 2012)
Para (a), Type of contractual action is ‘Cost Plus Fixed Fee type contract’
Para (a), Type of proposal is ‘Cost Plus Fixed Fee’
Para (b), Schedule for definitization is as follows: ‘Definitization Date: 21 May 2018
Receipt of Qualifying Proposal: 22 Nov 2017
Start Negotiations: 9 Apr 2018’
Para (d), Type of definitive contract is ‘Cost Ceiling’
Para (d), Not-to-exceed amount is ‘$400,000,000.00’

252.217-7028	OVER AND ABOVE WORK (DEC 1991)

252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DEC 2016)

252.225-7008	RESTRICTION ON ACQUISITION OF SPECIALTY METALS (MAR 2013)

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

252.225-7009	RESTRICTION ON ACQUISITION OF CERTAIN ARTICLES CONTAINING SPECIALTY METALS (OCT 2014)

252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (DEC 2016)

252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (JUN 2011)

252.225-7017	PHOTOVOLTAIC DEVICES (DEC 2016)

252.225-7027	RESTRICTION ON CONTINGENT FEES FOR FOREIGN MILITARY SALES (APR 2003) Para (b)(1), Sales to the Government(s) of: ‘Iraq,—N.A’

252.225-7039	DEFENSE CONTRACTORS PERFORMING PRIVATE SECURITY FUNCTIONS OUTSIDE THE UNITED STATES (JUN 2016)

252.225-7040	CONTRACTOR PERSONNEL SUPPORTING U.S. ARMED FORCES DEPLOYED OUTSIDE THE UNITED STATES (OCT 2015)

252.225-7041	CORRESPONDENCE IN ENGLISH (JUN 1997)

252.225-7042	AUTHORIZATION TO PERFORM (APR 2003)

252.225-7043

ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES (JUN 2015)

Para (d). Information and guidance pertaining to DoD antiterrorism/force protection can be obtained from: ‘the appropriate Antiterrorism Force Protection Office at the Command Headquarters’

252.225-7048	EXPORT-CONTROLLED ITEMS (JUN 2013)

252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS (SEP 2004)

252.228-7003	CAPTURE AND DETENTION (DEC 1991)

252.231-7000	SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

252.232-7002	PROGRESS PAYMENTS FOR FOREIGN MILITARY SALES ACQUISITIONS (DEC 1991)

252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS (JUN 2012)

252.232-7004	DOD PROGRESS PAYMENT RATES (OCT 2014)

252.232-7008	ASSIGNMENT OF CLAIMS (OVERSEAS) (JUN 1997)

252.232-7010	LEVIES ON CONTRACT PAYMENTS (DEC 2006)

252.233-7001	CHOICE OF LAW (OVERSEAS) (JUN 1997)

252.234-7004	COST AND SOFTWARE DATA REPORTING SYSTEM—BASIC (NOV 2014)

252.235-7004	PROTECTION OF HUMAN SUBJECTS (JUL 2009)

252.237-7010	PROHIBITION ON INTERROGATION OF DETAINEES BY CONTRACTOR PERSONNEL (JUN 2013)

252.239-7018	SUPPLY CHAIN RISK (OCT 2015)

252.242-7006	ACCOUNTING SYSTEM ADMINISTRATION (FEB 2012)

252.243-7001	PRICING OF CONTRACT MODIFICATIONS (DEC 1991) Applies to Firm-Fixed-Price CLIN(s) only.

252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT (DEC 2012)

252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS (JUN 2013)

252.244-7001	CONTRACTOR PURCHASING SYSTEM ADMINISTRATION—ALTERNATE I (MAY 2014)—ALTERNATE I (MAY 2014)

252.245-7001	TAGGING, LABELING, AND MARKING OF GOVERNMENT-FURNISHED PROPERTY (APR 2012)

252.245-7002	REPORTING LOSS OF GOVERNMENT PROPERTY (APR 2012)

252.245-7003	CONTRACTOR PROPERTY MANAGEMENT SYSTEM ADMINISTRATION (APR 2012)

252.245-7004	REPORTING, REUTILIZATION, AND DISPOSAL (SEP 2016) Insert Item(s) ‘may’ Insert Item(s) ‘may’

252.246-7003	NOTIFICATION OF POTENTIAL SAFETY ISSUES (JUN 2013)

252.246-7004	SAFETY OF FACILITIES, INFRASTRUCTURE, AND EQUIPMENT FOR MILITARY OPERATIONS (OCT 2010)

252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA—BASIC (APR 2014)

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

252.247-7028	APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION/INSTRUCTIONS (JUN 2012)
C. AIR FORCE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES
5352.201-9101	OMBUDSMAN (JUN 2016)
Para (c). Ombudsmen names, addresses, phone numbers, fax, and email addresses.
‘Ms. Jill Willingham
AFLCMC/AQP
1790 10th Street
Wright Patterson AFB 45433-7630
937-255-5472
937-255-7916 (FAX)
jill.willingham@us.af.mill’
5352.223-9000	ELIMINATION OF USE OF CLASS I OZONE DEPLETING SUBSTANCES (ODS) (NOV 2012)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

A.    FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT

52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding : for performance funded by ACRN AA, $100,000,000.00 dollars.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is $100,000,000.00 dollars.

52.217-09 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 10 days days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed TBD.

52.226-06 PROMOTING EXCESS FOOD DONATION TO NONPROFIT ORGANIZATIONS (MAY 2014)

(a) Definitions. As used in this clauses—

“Apparently wholesome food” means food that meets all quality and labeling standards imposed by Federal, State, and local laws and regulations even though the food may not be readily marketable due to appearance, age, freshness, grade, size, surplus, or other conditions.

“Excess food” means food that—

(1) Is not required to meet the needs of the executive agencies; and

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

(2) Would otherwise be discarded.

“Food-insecure” means inconsistent access to sufficient, safe, and nutritious food.

“Nonprofit organization” means any organization that is—

(1) Described in section 501(c) of the Internal Revenue Code of 1986; and

(2) Exempt from tax under section 501(a) of that Code.

(b) In accordance with the Federal Food Donation Act of 2008 (42 U.S.C. 1792), the Contractor is encouraged, to the maximum extent practicable and safe, to donate excess, apparently wholesome food to nonprofit organizations that provide assistance to food-insecure people in the United States.

(c) Costs.

(1) The Contractor, including any subcontractors, shall assume the responsibility for all the costs and the logistical support to collect, transport, maintain the safety of, or distribute the excess, apparently wholesome food to the nonprofit organization(s) that provides assistance to food-insecure people.

(2) The Contractor will not be reimbursed for any costs incurred or associated with the donation of excess foods. Any costs incurred for excess food donations are unallowable.

(d) Liability. The Government and the Contractor, including any subcontractors, shall be exempt from civil and criminal liability to the extent provided under the Bill Emerson Good Samaritan Food Donation Act (42 U.S.C. 1791). Nothing in this clause shall be construed to supersede State or local health regulations (subsection (f) of 42 U.S.C. 1791).

(e) Flowdown. The Contractor shall insert this clause in all contracts, task orders, delivery orders, purchase orders, and other similar instruments greater than $25,000 with its subcontractors or suppliers, at any tier, who will perform, under this contract, the provision, service, or sale of food in the United States.

52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://farsite.hill.af.mil/

52.252-06 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

B.    DEFENSE FAR SUPP CONTRACT CLAUSES IN FULL TEXT

252.204-7012 SAFEGUARDING COVERED DEFENSE INFORMATION AND CYBER INCIDENT REPORTING (OCT 2016)

(a) Definitions. As used in this clause—

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

“Adequate security” means protective measures that are commensurate with the consequences and probability of loss, misuse, or unauthorized access to, or modification of information.

“Compromise” means disclosure of information to unauthorized persons, or a violation of the security policy of a system, in which unauthorized intentional or unintentional disclosure, modification, destruction, or loss of an object, or the copying of information to unauthorized media may have occurred.

“Contractor attributional/proprietary information” means information that identifies the contractor(s), whether directly or indirectly, by the grouping of information that can be traced back to the contractor(s) (e.g., program description, facility locations), personally identifiable information, as well as trade secrets, commercial or financial information, or other commercially sensitive information that is not customarily shared outside of the company.

“Contractor information system” means an unclassified information system that is owned, or operated by or for, a contractor and that processes, stores, or transmits covered defense information.

“Controlled technical information” means technical information with military or space application that is subject to controls on the access, use, reproduction, modification, performance, display, release, disclosure, or dissemination. Controlled technical information would meet the criteria, if disseminated, for distribution statements B through F using the criteria set forth in DoD Instruction 5230.24, Distribution Statements on Technical Documents. The term does not include information that is lawfully publicly available without restrictions.

“Covered contractor information system” means an information system that is owned, or operated by or for, a contractor and that processes, stores, or transmits covered defense information.

“Covered defense information” means unclassified controlled technical information or other information, as described in the Controlled Unclassified Information (CUI) Registry at http://www.archives.gov/cui/registry/category-list.html, that requires safeguarding or dissemination controls pursuant to and consistent with law, regulations, and Governmentwide policies, and is—

(1) Marked or otherwise identified in the contract, task order, or delivery order and provided to the contractor by or on behalf of DoD in support of the performance of the contract; or

(2) Collected, developed, received, transmitted, used, or stored by or on behalf of the contractor in support of the performance of the contract.

“Cyber incident” means actions taken through the use of computer networks that result in a compromise or an actual or potentially adverse effect on an information system and/or the information residing therein.

“Forensic analysis” means the practice of gathering, retaining, and analyzing computer-related data for investigative purposes in a manner that maintains the integrity of the data.

“Information system” means a discrete set of information resources organized for the collection, processing, maintenance, use, sharing, dissemination, or disposition of information.

“Malicious software” means computer software or firmware intended to perform an unauthorized process that will have adverse impact on the confidentiality, integrity, or availability of an information system. This definition includes a virus, worm, Trojan horse, or other code-based entity that infects a host, as well as spyware and some forms of adware.

“Media” means physical devices or writing surfaces including, but is not limited to, magnetic tapes, optical disks, magnetic disks, large-scale integration memory chips, and printouts onto which covered defense information is recorded, stored, or printed within a covered contractor information system.

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

“Operationally critical support” means supplies or services designated by the Government as critical for airlift, sealift, intermodal transportation services, or logistical support that is essential to the mobilization, deployment, or sustainment of the Armed Forces in a contingency operation.

“Rapidly report” means within 72 hours of discovery of any cyber incident.

“Technical information” means technical data or computer software, as those terms are defined in the clause at DFARS 252.227-7013, Rights in Technical Data-Noncommercial Items, regardless of whether or not the clause is incorporated in this solicitation or contract. Examples of technical information include research and engineering data, engineering drawings, and associated lists, specifications, standards, process sheets, manuals, technical reports, technical orders, catalog-item identifications, data sets, studies and analyses and related information, and computer software executable code and source code.

(b) Adequate security. The Contractor shall provide adequate security on all covered contractor information systems. To provide adequate security, the Contractor shall implement, at a minimum, the following information security protections:

(1) For covered contractor information systems that are part of an Information Technology (IT) service or system operated on behalf of the Government, the following security requirements apply:

(i) Cloud computing services shall be subject to the security requirements specified in the clause 252.239-7010, Cloud Computing Services, of this contract.

(ii) Any other such IT service or system (i.e., other than cloud computing) shall be subject to the security requirements specified elsewhere in this contract.

(2) For covered contractor information systems that are not part of an IT service of system operated on behalf of the Government and therefore are not subject to the security requirement specified at paragraph (b)(1) of this clause, the following security requirements apply:

(i) Except as provided in paragraph (b)(2)(ii) of this clause, the covered contractor information system shall be subject to the security requirements in National Institute of Standards and Technology (NIST) Special Publication (SP) 800-171, “Protecting Controlled Unclassified Information in Nonfederal Information Systems and Organizations,” (available via the Internet at http://dx.doi.org/10.6028/NIST.SP.800-171) in effect at the time the solicitation is issued or as authorized by the Contracting Officer.

(ii)(A) The Contractor shall implement NIST SP 800-171, as soon as practical, but not later than December 31, 2017. For all contracts awarded prior to October 1, 2017, the Contractor shall notify the DoD Chief Information Officer (CIO), via email at osd.dibcsia@mail.mil, within 30 days of contract award, of any security requirements specified by NIST SP 800-171 not implemented at the time of contract award.

(B) The Contractor shall submit requests to vary from NIST SP 800-171 in writing to the Contracting Officer, for consideration by the DoD CIO. The Contractor need not implement any security requirement adjudicated by an authorized representative of the DoD CIO to be nonapplicable or to have an alternative, but equally effective, security measure that may be implemented in its place.

(C) If the DoD CIO has previously adjudicated the contractor’s requests indicating that a requirement is not applicable or that an alternative security measure is equally effective, a copy of that approval shall be provided to the Contracting Officer when requesting its recognition under this contract.

(D) If the Contractor intends to use an external cloud service provider to store, process, or transmit any covered defense information in performance of this contract, the Contractor shall

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

require and ensure that the cloud service provider meets security requirements equivalent to those established by the Government for the Federal Risk and Authorization Management Program (FedRAMP) Moderate baseline https://www.fedramp.gov/resources/documents/) and that the cloud service provider complies with requirements in paragraphs (c) through (g) of this clause for cyber incident reporting, malicious software, media preservation and protection, access to additional information and equipment necessary for forensic analysis, and cyber incident damage assessment.

(3) Apply other information systems security measures when the Contractor reasonably determines that information systems security measures, in addition to those identified in paragraphs (b)(1) and (2) of this clause, may be required to provide adequate security in a dynamic environment or to accommodate special circumstances (e.g., medical devices) and any individual, isolated, or temporary deficiencies based on an assessed risk or vulnerability. These measures may be addressed in a system security plan.

(c) Cyber incident reporting requirement.

(1) When the Contractor discovers a cyber incident that affects a covered contractor information system or the covered defense information residing therein, or that affects the contractor’s ability to perform the requirements of the contract that are designated as operationally critical support and identified in the contrac, the Contractor shall—

(i) Conduct a review for evidence of compromise of covered defense information, including, but not limited to, identifying compromised computers, servers, specific data, and user accounts. This review shall also include analyzing covered contractor information system(s) that were part of the cyber incident, as well as other information systems on the Contractor’s network(s), that may have been accessed as a result of the incident in order to identify compromised covered defense information, or that affect the Contractor’s ability to provide operationally critical support; and

(ii) Rapidly report cyber incidents to DoD at                 http://dibnet.dod.mil.

(2) Cyber incident report. The cyber incident report shall be treated as information created by or for DoD and shall include, at a minimum, the required elements at http://dibnet.dod.mil.

(3) Medium assurance certificate requirement. In order to report cyber incidents in accordance with this clause, the Contractor or subcontractor shall have or acquire a DoD-approved medium assurance certificate to report cyber incidents. For information on obtaining a DoD-approved medium assurance certificate, see http://iase.disa.mil/pki/eca/Pages/index.aspx.

(d) Malicious software. When the Contractor or subcontractors discover and isolate malicious software in connection with a reported cyber incident, submit the malicious software to DoD Cyber Crime Center (DC3) in accordance with instructions provided by DC3 or the Contracting Officer. Do not send the malicious software to the Contracting Officer.

(e) Media preservation and protection. When a Contractor discovers a cyber incident has occurred, the Contractor shall preserve and protect images of all known affected information systems identified in paragraph (c)(1)(i) of this clause and all relevant monitoring/packet capture data for at least 90 days from the submission of the cyber incident report to allow DoD to request the media or decline interest.

(f) Access to additional information or equipment necessary for forensic analysis. Upon request by DoD, the Contractor shall provide DoD with access to additional information or equipment that is necessary to conduct a forensic analysis.

(g) Cyber incident damage assessment activities. If DoD elects to conduct a damage assessment, the Contracting Officer will request that the Contractor provide all of the damage assessment information gathered in accordance with paragraph (e) of this clause.

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

(h) DoD safeguarding and use of contractor attributional/proprietary information. The Government shall protect against the unauthorized use or release of information obtained from the contractor (or derived from information obtained from the contractor) under this clause that includes contractor attributional/proprietary information, including such information submitted in accordance with paragraph (c). To the maximum extent practicable, the Contractor shall identify and mark attributional/proprietary information. In making an authorized release of such information, the Government will implement appropriate procedures to minimize the contractor attributional/proprietary information that is included in such authorized release, seeking to include only that information that is necessary for the authorized purpose(s) for which the information is being released.

(i) Use and release of contractor attributional/proprietary information not created by or for DoD. Information that is obtained from the contractor (or derived from information obtained from the contractor) under this clause that is not created by or for DoD is authorized to be released outside of DoD—

(1) To entities with missions that may be affected by such information;

(2) To entities that may be called upon to assist in the diagnosis, detection, or mitigation of cyber incidents;

(3) To Government entities that conduct counterintelligence or law enforcement investigations;

(4) For national security purposes, including cyber situational awareness and defense purposes (including with Defense Industrial Base (DIB) participants in the program at 32 CFR part 236); or

(5) To a support services contractor (“recipient”) that is directly supporting Government activities under a contract that includes the clause at 252.204-7009, Limitations on the Use or Disclosure of Third-Party Contractor Reported Cyber Incident Information.

(j) Use and release of contractor attributional/proprietary information created by or for DoD. Information that is obtained from the contractor (or derived from information obtained from the contractor) under this clause that is created by or for DoD (including the information submitted pursuant to paragraph (c) of this clause) is authorized to be used and released outside of DoD for purposes and activities authorized by paragraph (i) of this clause, and for any other lawful Government purpose or activity, subject to all applicable statutory, regulatory, and policy based restrictions on the Government’s use and release of such information.

(k) The Contractor shall conduct activities under this clause in accordance with applicable laws and regulations on the interception, monitoring, access, use, and disclosure of electronic communications and data.

(l) Other safeguarding or reporting requirements. The safeguarding and cyber incident reporting required by this clause in no way abrogates the Contractor’s responsibility for other safeguarding or cyber incident reporting pertaining to its unclassified information systems as required by other applicable clauses of this contract, or as a result of other applicable U.S. Government statutory or regulatory requirements.

(m) Subcontracts. The Contractor shall—

(1) Include this clause, including this paragraph (m), in subcontracts, or similar contractual instruments, for operationally critical support, or for which subcontract performance will involve covered defense information, including subcontracts for commercial items, without alteration, except to identify the parties. The Contractor shall determine if the information required for subcontractor performance retains its identity as covered defense information and will require protection under this clause, and, if necessary, consult with the Contracting Officer; and

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

(2) Require subcontractors to—

(i) Notify the prime Contractor (or next higher-tier subcontractor) when submitting a request to vary from a NIST SP 800-171 security requirement to the Contracting Officer, in accordance with paragraph (b)(2)(ii)(B) of this clause; and

(ii) Provide the incident report number, automatically assigned by DoD, to the prime Contractor (or next higher-tier subcontractor) as soon as practicable, when reporting a cyber incident to DoD as required in paragraph (c) of this clause.

252.219-7003 SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS) (DEVIATION) (AUG 2016)

This clause supplements the Federal Acquisition Regulation 52.219-9, Small Business Subcontracting Plan, clause of this contract.

(a) Definitions. “Summary Subcontract Report (SSR) Coordinator,” as used in this clause, means the individual who is registered in the Electronic Subcontracting Reporting System (eSRS) at the Department of Defense (9700) and is responsible for acknowledging receipt or rejecting SSRs in eSRS for the Department of Defense.

(b) Subcontracts awarded to workshops approved by the Committee for Purchase from People Who are Blind or Severely Disabled (41 U.S.C. 8502-8504), may be counted toward the Contractor’s small business subcontracting goal.

(c) A mentor firm, under the Pilot Mentor-Protege Program established under section 831 of Public Law 101-510, as amended, may count toward its small disadvantaged business goal, subcontracts awarded to—

(1) Protege firms which are qualified organizations employing the severely disabled; and

(2) Former protege firms that meet the criteria in section 831(g)(4) of Public Law 101-510.

(d) The master plan is approved by the Contractor’s cognizant contract administration activity.

(e) In those subcontracting plans which specifically identify small businesses, the Contractor shall notify the Administrative Contracting Officer of any substitutions of firms that are not small business firms, for the small business firms specifically identified in the subcontracting plan. Notifications shall be in writing and shall occur within a reasonable period of time after award of the subcontract. Contractor-specified formats shall be acceptable.

(f)(1) For DoD, the Contractor shall submit reports in eSRS as follows:

(i) The Individual Subcontract Report (ISR) shall be submitted to the contracting officer at the procuring contracting office, even when contract administration has been delegated to the Defense Contract Management Agency.

(ii) To submit the consolidated SSR for an individual subcontracting plan in eSRS, the contractor shall identify the Government agency in Block 7 (“Agency to which the report is being submitted”) by selecting “Department of Defense (DoD) (9700)” from the top of the second dropdown menu. The contractor shall not select anything lower.

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

(2) For DoD, the authority to acknowledge receipt or reject reports in eSRS is as follows:

(i) The authority to acknowledge receipt or reject the ISR resides with the contracting officer who receives it, as described in paragraph (f)(1)(i) of this clause.

(ii) The authority to acknowledge receipt or reject SSRs resides with the SSR Coordinator.

252.219-7003 SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS) (DEVIATION) (AUG 2016)—ALTERNATE I (AUG 2016)

SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)—ALTERNATE I (DEVIATION 2016-O0009) (AUG 2016)

This clause supplements the Federal Acquisition Regulation 52.219-9, Small Business Subcontracting Plan, clause of this contract.

(a) Definitions. “Summary Subcontract Report (SSR) Coordinator,” as used in this clause, means the individual who is registered in the Electronic Subcontracting Reporting System (eSRS) at the Department of Defense (9700) and is responsible for acknowledging receipt or rejecting SSRs in eSRS for the Department of Defense.

(b) Subcontracts awarded to workshops approved by the Committee for Purchase from People Who are Blind or Severely Disabled (41 U.S.C. 8502-8504), may be counted toward the Contractor’s small business subcontracting goal.

(c) A mentor firm, under the Pilot Mentor-Protege Program established under section 831 of Public Law 101-510, as amended, may count toward its small disadvantaged business goal, subcontracts awarded to—

(1) Protege firms which are qualified organizations employing the severely disabled; and

(2) Former protege firms that meet the criteria in section 831(g)(4) of Public Law 101-510.

(d) The master plan is approved by the Contractor’s cognizant contract administration activity.

(e) In those subcontracting plans which specifically identify small businesses, the Contractor shall notify the Administrative Contracting Officer of any substitutions of firms that are not small business firms, for the small business firms specifically identified in the subcontracting plan. Notifications shall be in writing and shall occur within a reasonable period of time after award of the subcontract. Contractor-specified formats shall be acceptable.

(f)(1) For DoD, the Contractor shall submit reports in eSRS as follows:

(i) The Standard Form 294, Subcontracting Report for Individual Contracts, shall be submitted in accordance with the instructions on that form.

(ii) To submit the consolidated SSR for an individual subcontracting plan in eSRS, the Contractor shall identify the Government agency in Block 7 (“Agency to which the report is being submitted”) by selecting “Department of Defense (DoD) (9700)” from the top of the second dropdown menu. The Contractor shall not select anything lower.

(2) For DoD, the authority to acknowledge receipt or reject SSRs in eSRS resides with the SSR Coordinator.

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

252.225-7981 ADDITIONAL ACCESS TO CONTRACTOR AND SUBCONTRACTOR RECORDS (OTHER THAN USCENTCOM) (DEVIATION 2015-O0016) (SEP 2015)

(a) In addition to any other existing examination-of-records authority, the Government is authorized to examine any records of the Contractor and its subcontractors to the extent necessary to ensure that funds, including supplies and services, available under this contract are not provided, directly or indirectly, to a person or entity that is actively opposing United States or coalition forces involved in a contingency operation in which members of the Armed Forces are actively engaged in hostilities.

(b) The substance of this clause, including this paragraph (b), is required to be included in subcontracts, including subcontracts for commercial items, under this contract that have an estimated value over $50,000 and will be performed outside the United States and its outlying areas.

252.225-7993 PROHIBITION ON PROVIDING FUNDS TO THE ENEMY (DEVIATION 2015-O0016) (SEP 2015)

(a) The Contractor shall—

(1) Exercise due diligence to ensure that none of the funds, including supplies and services, received under this contract are provided directly or indirectly (including through subcontracts) to a person or entity who is actively opposing United States or Coalition forces involved in a contingency operation in which members of the Armed Forces are actively engaged in hostilities;

(2) Check the list of prohibited/restricted sources in the System for Award Management at www.sam.gov <http://www.sam.gov>—

(i) Prior to subcontract award; and

(ii) At least on a monthly basis; and

(3) Terminate or void in whole or in part any subcontract with a person or entity listed in SAM as a prohibited or restricted source pursuant to subtitle E of Title VIII of the NDAA for FY 2015, unless the Contracting Officer provides to the Contractor written approval of the Head of the Contracting Activity to continue the subcontract.

(b) The Head of the Contracting Activity has the authority to—

(1) Terminate this contract for default, in whole or in part, if the Head of the Contracting Activity determines in writing that the contractor failed to exercise due diligence as required by paragraph (a) of this clause; or

(2)(i) Void this contract, in whole or in part, if the Head of the Contracting Activity determines in writing that any funds received under this contract have been provided directly or indirectly to a person or entity who is actively opposing United States or Coalition forces involved in a contingency operation in which members of the Armed Forces are actively engaged in hostilities.

(ii) When voided in whole or in part, a contract is unenforceable as contrary to public policy, either in its entirety or with regard to a segregable task or effort under the contract, respectively.

(c) The Contractor shall include the substance of this clause, including this paragraph (c), in subcontracts, including subcontracts for commercial items, under this contract that have an estimated value over $50,000 and will be performed outside the United States and its outlying areas.

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

252.225-7994 ADDITIONAL ACCESS TO CONTRACTOR AND SUBCONTRACTOR RECORDS IN THE UNITED STATES CENTRAL COMMAND THEATER OF OPERATIONS (DEVIATION) (MAR 2015)

(a) In addition to any other existing examination-of-records authority, the Department of Defense is authorized to examine any records of the Contractor to the extent necessary to ensure that funds available under this Contract are not—

(1) Subject to extortion or corruption; or

(2) Provided, directly or indirectly, to persons or entities that are actively supporting an insurgency or otherwise actively opposing United States or coalition forces in a contingency operation.

(b) The substance of this clause, including this paragraph (b), is required to be included in subcontracts under this contract that have an estimated value over $100,000.

252.225-7995 CONTRACTOR PERSONNEL PERFORMING IN THE UNITED STATES CENTRAL COMMAND AREA OF RESPONSIBILITY (DEVIATION 2017-O0004) (SEP 2017)

(a) Definitions. As used in this clause—

“Combatant Commander” means the Commander of the United States Central Command Area of Responsibility.

“Contractors authorized to accompany the Force,” or “CAAF,” means contractor personnel, including all tiers of subcontractor personnel, who are authorized to accompany U.S. Armed Forces in applicable operations and have been afforded CAAF status through a letter of authorization. CAAF generally include all U.S. citizen and third-country national employees not normally residing within the operational area whose area of performance is in the direct vicinity of U.S. Armed Forces and who routinely are collocated with the U.S. Armed Forces (especially in non-permissive environments). Personnel collocated with U.S. Armed Forces shall be afforded CAAF status through a letter of authorization. In some cases, Combatant Commander subordinate commanders may designate mission-essential host nation or local national contractor employees (e.g., interpreters) as CAAF. CAAF includes contractors previously identified as contractors deploying with the U.S. Armed Forces. CAAF status does not apply to contractor personnel in support of applicable operations within the boundaries and territories of the United States.

“Designated reception site” means the designated place for the reception, staging, integration, and onward movement of contractors deploying during a contingency. The designated reception site includes assigned joint reception centers and other Service or private reception sites.

“Law of war” means that part of international law that regulates the conduct of armed hostilities. The law of war encompasses all international law for the conduct of hostilities binding on the United States or its individual citizens, including treaties and international agreements to which the United States is a party, and applicable customary international law.

“Non-CAAF” means personnel who are not designated as CAAF, such as local national (LN) employees and non-LN employees who are permanent residents in the operational area or third-country nationals not routinely residing with U.S. Armed Forces (and third-country national expatriates who are permanent residents in the operational area) who perform support functions away from the close proximity of, and do not reside with, U.S. Armed Forces. Government-furnished support to non-CAAF is typically limited to force protection, emergency medical care, and basic human needs (e.g., bottled water, latrine facilities, security, and food when necessary) when performing their jobs in the direct vicinity of U.S. Armed Forces. Non-CAAF status does not apply to contractor personnel in support of applicable operations within the boundaries and territories of the United States.

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

“Subordinate joint force commander” means a sub-unified commander or joint task force commander.

(b) General.

(1) This clause applies to both CAAF and non-CAAF when performing in the United States Central Command (USCENTCOM) Area of Responsibility (AOR).

(2) Contract performance in USCENTCOM AOR may require work in dangerous or austere conditions. Except as otherwise provided in the contract, the Contractor accepts the risks associated with required contract performance in such operations.

(3) When authorized in accordance with paragraph (j) of this clause to carry arms for personal protection, contractor personnel are only authorized to use force for individual self-defense.

(4) Unless immune from host nation jurisdiction by virtue of an international agreement or international law, inappropriate use of force by contractor personnel authorized to accompany the U.S. Armed Forces can subject such personnel to United States or host nation prosecution and civil liability (see paragraphs (d) and (j)(3) of this clause).

(5) Service performed by contractor personnel subject to this clause is not active duty or service under 38 U.S.C. 106 note.

(c) Support.

(1)(i) The Combatant Commander will develop a security plan for protection of contractor personnel in locations where there is not sufficient or legitimate civil authority, when the Combatant Commander decides it is in the interests of the Government to provide security because—

(A) The Contractor cannot obtain effective security services;

(B) Effective security services are unavailable at a reasonable cost; or

(C) Threat conditions necessitate security through military means.

(ii) In appropriate cases, the Combatant Commander may provide security through military means, commensurate with the level of security provided DoD civilians.

(2)(i) Generally, CAAF will be afforded emergency medical and dental care if injured while supporting applicable operations. Additionally, non-CAAF employees who are injured while in the vicinity of U. S. Armed Forces will normally receive emergency medical and dental care. Emergency medical and dental care includes medical care situations in which life, limb, or eyesight is jeopardized. Examples of emergency medical and dental care include examination and initial treatment of victims of sexual assault; refills of prescriptions for life-dependent drugs; repair of broken bones, lacerations, infections; and traumatic injuries to the dentition. Hospitalization will be limited to stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system.

(ii) When the Government provides emergency medical treatment or transportation of Contractor personnel to a selected civilian facility, the Contractor shall ensure that the Government is reimbursed for any costs associated with such treatment or transportation.

(iii) Medical or dental care beyond this standard is not authorized.

(3) Contractor personnel must have a Synchronized Predeployment and Operational Tracker (SPOT)-generated letter of authorization signed by the Contracting Officer in order to process through a deployment center or to travel to, from, or within the USCENTCOM AOR. The letter of authorization also will identify any additional authorizations, privileges, or Government support that Contractor personnel are entitled to under this contract. Contractor personnel who are issued a letter of authorization shall carry it with them at all times while deployed.

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

(4) Unless specified elsewhere in this contract, the Contractor is responsible for all other support required for its personnel engaged in the USCENTCOM AOR under this contract.

(d) Compliance with laws and regulations.

(1) The Contractor shall comply with, and shall ensure that its personnel performing in the USCENTCOM AOR are familiar with and comply with, all applicable—

(i) United States, host country, and third country national laws;

(ii) Provisions of the law of war, as well as any other applicable treaties and international agreements;

(iii) United States regulations, directives, instructions, policies, and procedures; and

(iv) Orders, directives, and instructions issued by the Combatant Commander, including those relating to force protection, security, health, safety, or relations and interaction with local nationals.

(2) The Contractor shall institute and implement an effective program to prevent violations of the law of war by its employees and subcontractors, including law of war training in accordance with paragraph (e)(1)(vii) of this clause.

(3) The Contractor shall ensure that CAAF and non-CAAF are aware—

(i) Of the DoD definition of “sexual assault” in DoDD 6495.01, Sexual Assault Prevention and Response Program;

(ii) That the offenses addressed by the definition are covered under the Uniform Code of Military Justice (see paragraph (e)(2)(iv) of this clause). Other sexual misconduct may constitute offenses under the Uniform Code of Military Justice, or another Federal law, such as the Military Extraterritorial Jurisdiction Act, or host nation laws; and

(iii) That the offenses not covered by the Uniform Code of Military Justice may nevertheless have consequences to the contractor employees (see paragraph (h)(1) of this clause).

(4) The Contractor shall report to the appropriate investigative authorities, identified in paragraph (d)(6) of this clause, any alleged offenses under—

(i) The Uniform Code of Military Justice (chapter 47 of title 10, United States Code) (applicable to contractors serving with or accompanying an armed force in the field during a declared war or contingency operations); or

(ii) The Military Extraterritorial Jurisdiction Act (chapter 212 of title 18, United States Code).

(5) The Contractor shall provide to all contractor personnel who will perform work on a contract in the deployed area, before beginning such work, information on the following:

(i) How and where to report an alleged crime described in paragraph (d)(4) of this clause.

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

(ii) Where to seek victim and witness protection and assistance available to contractor personnel in connection with an alleged offense described in paragraph (d)(4) of this clause.

(iii) This section does not create any rights or privileges that are not authorized by law or DoD policy.

(6) The appropriate investigative authorities to which suspected crimes shall be reported include the following—

(i) US Army Criminal Investigation Command at http://www.cid.army.mil/index.html;

(ii) Air Force Office of Special Investigations at http://www.osi.af.mil;

(iii) Navy Criminal Investigative Service at http://www.ncis.navy.mil/Pages/publicdefault.aspx;

(iv) Defense Criminal Investigative Service at http://www.dodig.mil/HOTLINE/index.html;

(v) Any command of any supported military element or the command of any base.

(7) Personnel seeking whistleblower protection from reprisals for reporting criminal acts shall seek guidance through the DoD Inspector General hotline at 800-424-9098 or www.dodig.mil/HOTLINE/index.html. Personnel seeking other forms of victim or witness protections should contact the nearest military law enforcement office.

(8) The Contractor shall ensure that Contractor employees supporting the U.S. Armed Forces deployed outside the United States are aware of their rights to—

(i) Hold their own identity or immigration documents, such as passport or driver’s license;

(ii) Receive agreed upon wages on time;

(iii) Take lunch and work-breaks;

(iv) Elect to terminate employment at any time;

(v) Identify grievances without fear of reprisal;

(vi) Have a copy of their employment contract in a language they understand;

(vii) Receive wages that are not below the legal in-country minimum wage;

(viii) Be notified of their rights, wages, and prohibited activities prior to signing their employment contract; and

(ix) If housing is provided, live in housing that meets host-country housing and safety standards.

(e) Preliminary personnel requirements.

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

(1) The Contractor shall ensure that the following requirements are met prior to deploying CAAF (specific requirements for each category will be specified in the statement of work or elsewhere in the contract):

(i) All required security and background checks are complete and acceptable.

(ii) All CAAF deploying in support of an applicable operation—

(A) Are medically, dentally, and psychologically fit for deployment and performance of their contracted duties;

(B) Meet the minimum medical screening requirements, including theater-specific medical qualifications as established by the geographic Combatant Commander (as posted to the Geographic Combatant Commander’s website or other venue); and

(C) Have received all required immunizations as specified in the contract.

(1) During predeployment processing, the Government will provide, at no cost to the Contractor, any military-specific immunizations and/or medications not available to the general public.

(2) All other immunizations shall be obtained prior to arrival at the deployment center.

(3) All CAAF and, as specified in the statement of work, select non-CAAF shall bring to the USCENTCOM AOR a copy of the U.S. Centers for Disease Control and Prevention (CDC) Form 731, International Certificate of Vaccination or Prophylaxis as approved by the World Health Organization, (also known as “shot record” or “Yellow Card”) that shows vaccinations are current.

(iii) Deploying personnel have all necessary passports, visas, and other documents required to enter and exit the USCENTCOM AOR and have a Geneva Conventions identification card, or other appropriate DoD identity credential, from the deployment center.

(iv) Special area, country, and theater clearance is obtained for all personnel deploying. Clearance requirements are in DoD Directive 4500.54E, DoD Foreign Clearance Program. For this purpose, CAAF are considered non-DoD contractor personnel traveling under DoD sponsorship.

(v) All deploying personnel have received personal security training. At a minimum, the training shall—

(A) Cover safety and security issues facing employees overseas;

(B) Identify safety and security contingency planning activities; and

(C) Identify ways to utilize safety and security personnel and other resources appropriately.

(vi) All personnel have received isolated personnel training, if specified in the contract, in accordance with DoD Instruction 1300.23, Isolated Personnel Training for DoD Civilian and Contractors.

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

(vii) Personnel have received law of war training as follows:

(A) Basic training is required for all CAAF. The basic training will be provided through—

(1) A military-run training center; or

(2) A web-based source, if specified in the contract or approved by the Contracting Officer.

(B) Advanced training, commensurate with their duties and responsibilities, may be required for some Contractor personnel as specified in the contract.

(2) The Contractor shall notify all personnel who are not a host country national, or who are not ordinarily resident in the host country, that such employees, and dependents residing with such employees, who engage in conduct outside the United States that would constitute an offense punishable by imprisonment for more than one year if the conduct had been engaged in within the special maritime and territorial jurisdiction of the United States, may potentially be subject to the criminal jurisdiction of the United States in accordance with the Military Extraterritorial Jurisdiction Act of 2000 (18 U.S.C. 3261, et seq.);

(3) The Contractor shall notify all personnel that—

(i) Pursuant to the War Crimes Act (18 U.S.C. 2441), Federal criminal jurisdiction also extends to conduct that is determined to constitute a war crime;

(ii) Other laws may provide for prosecution of U.S. nationals who commit offenses on the premises of U.S. diplomatic, consular, military or other U.S. Government missions outside the United States (18 U.S.C. 7(9)) or non-U.S. nationals who commit crimes against U.S. nationals in those places; and

(iii) In time of declared war or a contingency operation, CAAF are subject to the jurisdiction of the Uniform Code of Military Justice under 10 U.S.C. 802(a)(10).

(iv) Such employees are required to report offenses alleged to have been committed by or against contractor personnel to appropriate investigative authorities.

(v) Such employees will be provided victim and witness protection and assistance.

(f) Processing and departure points. CAAF shall—

(1) Process through the deployment center designated in the contract, or as otherwise directed by the Contracting Officer, prior to deploying. The deployment center will conduct deployment processing to ensure visibility and accountability of contractor personnel and to ensure that all deployment requirements are met, including the requirements specified in paragraph (e)(1) of this clause;

(2) Use the point of departure and transportation mode directed by the Contracting Officer; and

(3) Process through a designated reception site (DRS) upon arrival at the deployed location. The DRS will validate personnel accountability, ensure that specific USCENTCOM AOR entrance requirements are met, and brief contractor personnel on theater-specific policies and procedures.

(g) Contractor Accountability and Personnel Data.

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

The Synchronized Predeployment and Operational Tracker (SPOT) is the joint web-based database to assist the Combatant Commanders in maintaining awareness of the nature, extent, and potential risks and capabilities associated with contracted support for contingency operations, humanitarian assistance and peacekeeping operations, or military exercises designated by USCENTCOM.

(1) Contractors shall account for all CAAF and non-CAAF personnel in SPOT by name.

(2) Registration. The Contractor shall comply with SPOT registration requirements.

(i) Contractor appointed company administrators for unclassified contracts shall register for a SPOT account at https://spot.dmdc.mil. For classified contracts, users shall access SPOT at https://spot.dmdc.osd.smil.mil.

(ii) Register in SPOT using one of the following log-in methods—

(A) A Common Access Card (CAC) or a SPOT-approved digital certificate; or

(B) A Government-sponsored SPOT user ID and password. This type of log-in method is only allowed for those individuals who are not authorized to obtain a CAC or an external digital certificate, and requires SPOT Program Management Office approval.

(iii) The SPOT Customer Support Team must validate user need. This process may take 2 business days. Contractor representatives will be contacted to validate contractor administrator account requests and determine the appropriate level of user access.

(iv) Refer to the OSD Program Support website at http://www.acq.osd.mil/log/PS/spot.html for the SPOT Business Rules, additional training resources, documentation regarding registration, and use of SPOT.

(3) Compliance with SPOT.

(i) The Contractor shall comply with the SPOT Business Rules located at http://www.acq.osd.mil/log/PS/spot.html.

(A) The Contractor shall enter into the SPOT web-based system the required information on Contractor personnel prior to deployment to the designated operational area and shall continue to use the SPOT web-based system to maintain accurate, up-to-date information throughout the deployment for applicable Contractor personnel.

(B) The Contractor shall ensure the in-theater arrival date (ITAD), deployment closeout dates and changes to the status of individual Contractor personnel relating to their ITAD and their duty location, to include closing out the deployment with their proper status (e.g., mission complete, killed, wounded) are updated in the system in accordance with the processes and timelines established in the SPOT business rules.

(ii) SPOT non-compliance and deficiencies will be relevant to past performance evaluations for future contract opportunities in accordance with FAR subpart 42.15, Contractor Performance Information.

(h) Contractor personnel.

(1) The Contracting Officer may direct the Contractor, at its own expense, to remove and replace any contractor personnel who jeopardize or interfere with mission accomplishment or who fail to comply with or violate applicable requirements of this contract. Such action may be taken at the Government’s discretion without prejudice to its rights under any other provision of this contract, including the Termination for Default clause.

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

(2) The Contractor shall identify all personnel who occupy a position designated as mission essential and ensure the continuity of essential Contractor services during designated operations, unless, after consultation with the Contracting Officer, Contracting Officer’s representative, or local commander, the Contracting Officer directs withdrawal due to security conditions.

(3) The Contractor shall ensure that contractor personnel follow the guidance at paragraph (e)(2)(v) of this clause and any specific Combatant Commander guidance on reporting offenses alleged to have been committed by or against contractor personnel to appropriate investigative authorities.

(4) Contractor personnel shall return all U.S. Government-issued identification, to include the Common Access Card, to appropriate U.S. Government authorities at the end of their deployment (or, for non-CAAF, at the end of their employment under this contract).

(i) Military clothing and protective equipment.

(1) Contractor personnel are prohibited from wearing military clothing unless specifically authorized in writing by the Combatant Commander. If authorized to wear military clothing, contractor personnel must—

(i) Wear distinctive patches, arm bands, nametags, or headgear, in order to be distinguishable from military personnel, consistent with force protection measures; and

(ii) Carry the written authorization with them at all times.

(2) Contractor personnel may wear military-unique organizational clothing and individual equipment (OCIE) required for safety and security, such as ballistic, nuclear, biological, or chemical protective equipment.

(3) The deployment center, or the Combatant Commander, shall issue OCIE and shall provide training, if necessary, to ensure the safety and security of contractor personnel.

(4) The Contractor shall ensure that all issued OCIE is returned to the point of issue, unless otherwise directed by the Contracting Officer.

(j) Weapons.

(1) If the Contractor requests that its personnel performing in the USCENTCOM AOR be authorized to carry weapons for individual self-defense, the request shall be made through the Contracting Officer to the Combatant Commander, in accordance with DoD Instruction 3020.41. The Combatant Commander will determine whether to authorize in-theater contractor personnel to carry weapons and what weapons and ammunition will be allowed.

(2) If contractor personnel are authorized to carry weapons in accordance with paragraph (j)(1) of this clause, the Contracting Officer will notify the Contractor what weapons and ammunition are authorized.

(3) The Contractor shall ensure that its personnel who are authorized to carry weapons—

(i) Are adequately trained to carry and use them—

(A) Safely;

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

(B) With full understanding of, and adherence to, the rules of the use of force issued by the Combatant Commander; and

(C) In compliance with applicable agency policies, agreements, rules, regulations, and other applicable law;

(ii) Are not barred from possession of a firearm by 18 U.S.C. 922;

(iii) Adhere to all guidance and orders issued by the Combatant Commander regarding possession, use, safety, and accountability of weapons and ammunition;

(iv) Comply with applicable Combatant Commander and local commander force-protection policies; and

(v) Understand that the inappropriate use of force could subject them to U.S. or host-nation prosecution and civil liability.

(4) Whether or not weapons are Government-furnished, all liability for the use of any weapon by contractor personnel rests solely with the Contractor and the Contractor employee using such weapon.

(5) Upon redeployment or revocation by the Combatant Commander of the Contractor’s authorization to issue firearms, the Contractor shall ensure that all Government-issued weapons and unexpended ammunition are returned as directed by the Contracting Officer.

(k) Vehicle or equipment licenses. Contractor personnel shall possess the required licenses to operate all vehicles or equipment necessary to perform the contract in the USCENTCOM AOR.

(l) Purchase of scarce goods and services. If the Combatant Commander has established an organization for the USCENTCOM AOR whose function is to determine that certain items are scarce goods or services, the Contractor shall coordinate with that organization local purchases of goods and services designated as scarce, in accordance with instructions provided by the Contracting Officer.

(m) Evacuation.

(1) If the Combatant Commander orders a mandatory evacuation of some or all personnel, the Government will provide assistance, to the extent available, to United States and third country national contractor personnel.

(2) In the event of a non-mandatory evacuation order, unless authorized in writing by the Contracting Officer, the Contractor shall maintain personnel on location sufficient to meet obligations under this contract.

(n) Next of kin notification and personnel recovery.

(1) The Contractor shall be responsible for notification of the employee-designated next of kin in the event an employee dies, requires evacuation due to an injury, or is isolated, missing, detained, captured, or abducted.

(2) The Government will assist in personnel recovery actions in accordance with DoD Directive 3002.01E, Personnel Recovery in the Department of Defense.

(o) Mortuary affairs. Contractor personnel who die while in support of the U.S. Armed Forces shall be covered by the DoD mortuary affairs program as described in DoD Directive 1300.22, Mortuary Affairs Policy, and DoD Instruction 3020.41, Operational Contractor Support.

SECTION I FA8630-18-C-5003

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

(p) Changes. In addition to the changes otherwise authorized by the Changes clause of this contract, the Contracting Officer may, at any time, by written order identified as a change order, make changes in the place of performance or Government-furnished facilities, equipment, material, services, or site. Any change order issued in accordance with this paragraph (p) shall be subject to the provisions of the Changes clause of this contract.

(q) Subcontracts. The Contractor shall incorporate the substance of this clause, including this paragraph (q), in all subcontracts when subcontractor personnel are performing in the USCENTCOM AOR.

SECTION I FA8630-18-C-5003

PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

DOCUMENT	PGS	DATE	TITLE
ATTACHMENT 1	100	29 JAN 2018	PERFORMANCE WORK STATEMENT (PWS)—BALAD AB, IRAQ BASE OPERATIONS SUPPORT/BASE LIFE SUPPORT/SECURITY (BBS) SERVICES

ATTACHMENT 2	14	17 NOV 2017	MAP & PERFORMANCE REQUIREMENTS SUMMARY (PRS)

ATTACHMENT 3	4	17 NOV 2017	CONTRACTOR DATA REQUIREMENTS LIST (CDRL)

ATTACHMENT 4	10	17 NOV 2017	MASTER PERFORMANCE WORK STATEMENT TEMPLATE

ATTACHMENT 5	9	17 NOV 2017	BASE PLANNING REQUIREMENTS

ATTACHMENT 6	7	17 NOV 2017	ENTERPRISE SOLUTION LIST

ATTACHMENT 7	2	16 AUG 2017	DD 254

ATTACHMENT 8	22	17 NOV 2017	DOD MTF FORMULARY LIST

ATTACHMENT 9	1	26 JAN 2018	PRE-CONTRACT COST AGREEMENT

ATTACHMENT 10	3	17 NOV 2017	SUPPLY CHAIN MANAGEMENT (SCM) REQUIREMENTS

ATTACHMENT 11	1682	29 JAN 2018	GOVERNMENT FURNISHED EQUIPMENT LIST

ATTACHMENT 12	TBD	29 JAN 2018	MATERIAL LISTING VERSION DEC 2017

ATTACHMENT 13	TBD	29 JAN 2018	PROPERTY BOOK VERSION DEC 2017

SECTION J FA8630-18-C-5003